1 Outrigger DJ Midstream LLC and Subsidiary Consolidated Financial Statements as of and for the Years Ended December 31, 2021, and 2020

Outrigger DJ Midstream LLC and Subsidiary Contents 2 Report of Independent Auditors 3 Consolidated Balance Sheets as of December 31, 2021 and 2020 5 Consolidated Statements of Operations for the years ended December 31, 2021 and 2020 6 Consolidated Statements of Members’ Equity for the years ended December 31, 2021 and 2020 7 Consolidated Statements of Cash Flows for the years ended December 31, 2021 and 2020 8 Notes to Consolidated Financial Statements 9

A member firm of Ernst & Young Global Limited Ernst & Young Suite 4800 370 17th Street Denver, CO 80202 Tel: +1 720 931 4000 Fax: +1 720 931 4444 ey.com Report of Independent Auditors Board of Managers Outrigger DJ Midstream LLC and Subsidiary Opinion We have audited the consolidated financial statements of Outrigger DJ Midstream LLC and Subsidiary (the Company), which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued. Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not an absolute guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing and audit in accordance with GAAS, we:  Exercise professional judgement and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.  Conclude whether, in our judgement, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those changed with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. April 28, 2022

Outrigger DJ Midstream LLC and Subsidiary Consolidated Balance Sheets 5 As of December 31, 2021 2020 Assets Current assets: Cash and cash equivalents $ 7,796,322 $ 1,152,950 Accounts receivable 9,131,402 3,974,310 Prepaid expenses and other 443,562 519,971 Total current assets 17,371,286 5,647,231 Property, plant and equipment 210,628,946 199,053,380 Less - accumulated depreciation (17,829,901) (8,212,681) Property, plant and equipment, net $192,799,045 $ 190,840,699 Other long-term assets 105,000 105,000 Total assets $210,275,331 $ 196,592,930 Liabilities and members’ equity Current liabilities: Accounts payable – trade $ 1,600,877 $ 1,484,421 Accounts payable – affiliate 179,887 586,210 Accrued liabilities – current 13,027,246 7,833,880 Total current liabilities 14,808,010 9,904,511 Accrued liabilities – long-term 3,700,000 3,700,000 Total liabilities $ 18,508,010 $ 13,604,511 Commitments and contingencies (Note 4) Members’ equity Members’ contributions $195,100,000 $ 185,500,000 Accumulated deficit (3,332,679) (2,511,581) Total members’ equity $191,767,321 $ 182,988,419 Total liabilities and members’ equity $210,275,331 $ 196,592,930 See accompanying notes to consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statement of Operations 6 Year Ended December 31, 2021 2020 Revenues Product revenue $ 73,524,532 $ 22,358,898 Service revenue 933,333 1,709,244 Total revenue 74,457,865 24,068,142 Costs and expenses Cost of product $ 64,250,214 $ 17,356,016 Operating expenses 5,424,743 4,848,519 General and administrative expenses 192,272 3,749,495 Depreciation expense 9,623,522 6,572,572 Total operating expenses 79,490,751 32,526,602 Loss from operations (5,032,886) (8,458,460) Other income Other income - 211,988 Gain on sale of assets 4,211,788 6,800,000 Total other income $ 4,211,788 $ 7,011,988 Net loss $ (821,098) $ (1,446,472) See accompanying notes to consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statement of Members’ Equity 7 Member Contributions Accumulated Deficit Total Members’ Equity Balance, January 1, 2020 $ 180,000,000 $ (1,065,109) $ 178,934,891 Members’ contributions 26,200,000 26,200,000 Distributions to members (17,000,000) (17,000,000) Adjustment for member liquidation (3,700,000) (3,700,000) Net loss (1,446,472) (1,446,472) Balance, December 31, 2020 $ 185,500,000 $ (2,511,581) $ 182,988,419 Balance, January 1, 2021 $ 185,500,000 $ (2,511,581) $ 182,988,419 Members’ contributions 9,600,000 9,600,000 Net loss (821,098) (821,098) Balance, December 31, 2021 $ 195,100,000 $ (3,332,679) $ 191,767,321 See accompanying notes to consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statements of Cash Flows 8 Year Ended December 31, 2021 2020 Cash flows from operating activities Net loss $ (821,098) $ (1,446,472) Adjustments to reconcile net loss provided by operating activities Depreciation expense 9,623,522 6,572,572 Gain on sale of assets (4,211,788) (6,800,000) Changes in operating assets and liabilities Accounts receivable (5,157,092) 1,578,631 Prepaid expenses and other 76,410 (49,810) Accounts payable - trade 478,237 903,770 Accounts payable – affiliate (406,323) (82,276) Other current liabilities 5,193,366 5,624,164 Net cash provided by operating activities $ 4,775,234 $6,300,579 Cash flows from investing activities Additions to property, plant and equipment (11,951,873) (48,058,265) Proceeds from sale of assets 4,220,011 12,761,412 Net cash used in investing activities $(7,731,862) $(35,296,853) Cash flows from financing activities Proceeds from member contributions 9,600,000 26,200,000 Distributions to members - (17,000,000) Net cash provided by financing activities $ 9,600,000 $ 9,200,000 Net increase/(decrease) in cash and cash equivalents 6,643,372 (19,796,274) Cash and cash equivalents at beginning of year 1,152,950 20,949,224 Cash and cash equivalents at end of year $ 7,796,322 $ 1,152,950 Supplemental disclosure of noncash investing activities: Change in accrued property additions $ (361,782) $ (5,516,657) See accompanying notes to consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 9 1. DESCRIPTION OF BUSINESS Organization Outrigger DJ Midstream LLC (“ODJM” or the “Company”) was formed on August 7, 2018, as a Delaware limited liability company. Outrigger Energy II LLC (“Outrigger,” or the “Manager”), a Delaware limited liability company, was initially a 90% member and Migration Midstream, LLC (“Migration”), a Delaware limited liability company, was initially a 10% member (together collectively, the “Members”) and were the two members of ODJM, as defined by the Limited Liability Company Agreement of ODJM (the “Agreement”) dated August 27, 2018. On April 16, 2020, Outrigger acquired the membership interest in ODJM from Migration as outlined in the ODJM Membership Interest Purchase and Sale Agreement dated April 16, 2020 for cash consideration of $12 million and a contingent capital reimbursement of $3.7 million. The contingent capital reimbursement provides a means for Migration to recoup the difference between the contributed capital of $15.7 million and the $12 million of cash consideration received if certain conditions including the consummation of the sale of the Company’s DJ Basin assets are met. The Company has accounted for the contingent capital reimbursement of $3.7 million as a contingent liability presented within Other long-term liabilities on the balance sheet. As Migration was under common control, the transaction was accounted for at the carrying amount of the net assets acquired. Outrigger is now the sole member of ODJM. The Company is managed by Outrigger. All of the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company and its subsidiary shall be managed under the sole direction of Outrigger (in such capacity, the Manager). The membership interest of each Member in the Company is personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company, and no Member has any ownership interest in any specific property of the Company. The Company shall hold all of its property in its own name. The Members have the right to receive a share of the profits and losses of, or distributions of assets of the Company based on the membership interest of each member. Distributions of available cash will be made at such times and in such amounts as the Manager shall determine. Any distribution shall be made to the Members pro rata in proportion to their respective sharing ratios in effect at the time of such distribution. Nature of Operations of the Company The Company is engaged in the business of: (1) gathering, compressing, treating, processing, and selling natural gas; (2) fractionating, treating, transporting, and selling natural gas liquids (“NGLs”) and NGL products;(3) gathering, storing, and terminaling crude oil; and (4) storing, terminaling, and selling refined petroleum products. The Company owns and operates a 60MMCFD cryogenic processing plant and gathering system with over 175 miles of pipeline that is located within the Denver-Julesburg Basin (“DJ Basin”) in Colorado. The Company’s activities could be affected by changes in commodity prices. In general, the prices of commodities are subject to fluctuations in response to changes in supply, market uncertainty, and a variety of additional factors that are beyond the Company’s control.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 10 Subsidiary of the Company Outrigger DJ Operating LLC (“ODJO”), a wholly owned subsidiary of the Company, was formed as a Delaware limited liability company on March 22, 2018. On that date, Outrigger was the sole member of ODJO. On August 27, 2018, Outrigger contributed cash and all of its equity interests in ODJO to the Company pursuant to that certain Equity Contribution Agreement dated August 27, 2018, by and between the Company and Outrigger in exchange for an initial membership interest constituting a 90% sharing ratio in the Company. Migration simultaneously contributed cash to the Company in exchange for an initial membership interest constituting a 10% sharing ratio in the Company. On April 16, 2020, Outrigger purchased the membership interest of Migration and is the sole member of ODJM. 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying consolidated financial statements have been prepared in accordance with standards generally accepted in the United States of America (“GAAP”). The consolidated financial statements include all wholly-owned subsidiaries. All intercompany accounts and transactions between the entities have been eliminated in consolidation. Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Although the Company believes these estimates are reasonable, actual results could materially differ from these estimates. Revenue Recognition We generate our revenues from midstream energy services, including gathering, transmission, and processing, through various contractual arrangements, which include fee-based contract arrangements or arrangements where we purchase and resell commodities in connection with providing the related service and earn a net margin for our fee based on throughput volumes. While our transactions vary in form, the essential element of most of our transactions is the use of our assets to transport a product or provide a processed product to an end-user or marketer at the tailgate of the plant. Revenues from both “Service revenue” and “Product revenue” represent revenues from contracts with customers and are reflected on the consolidated statements of operations as follows: • Product revenue — Product revenue represents the sale of natural gas, NGLs, crude oil, and condensate where the product is purchased and resold in connection with providing our midstream services as outlined above. • Service revenue — Service revenue represents all other revenue generated as a result of

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 11 performing our midstream services outlined above. Evaluation of Our Contractual Performance Obligations In accordance with the revenue recognition framework, we identified our performance obligations under our contracts with customers. These performance obligations include: • promises to perform midstream services for our customers over a specified contractual term and/or for a specified volume of commodities; and • promises to sell a specified volume of commodities to our customers. The identification of performance obligations under our contracts requires a contract-by-contract evaluation of when control, including the economic benefit, of commodities transfers to and from us (if at all). For contracts where control of commodities transfers to us before we perform our services, we generally have no performance obligation for our services, and accordingly, we do not consider these revenue-generating contracts. Based on the control determination, all contractually-stated fees that are deducted from our payments to producers or other suppliers for commodities purchased are reflected as a reduction in the cost of such commodity purchases. For contracts where control of commodities never transfers to us and we earn a fee for our services, we recognize these fees as services revenues as we satisfy our performance obligations. Control is assessed on a contract-by-contract basis by analyzing each contract’s provisions, which can include provisions for: the customer to take its residue gas and/or NGLs in-kind; fixed or actual NGL or keep-whole recovery; commodity purchase prices at weighted average sales price or market index-based pricing; and various other contract-specific considerations. Based on this control assessment, our gathering and processing contracts fall into two primary categories: • For gathering and processing contracts in which there is a commodity purchase and analysis of the contract provisions indicates that control, including the economic benefit, of the natural gas passes to us when the natural gas is brought into our system, we do not consider these contracts to contain performance obligations for our services. As control of the natural gas passes to us prior to performing our gathering and processing services, we are, in effect, performing our services for our own benefit. Based on this control determination, we consider the contractually-stated fees to serve as pricing mechanisms that reduce the cost of such commodity purchased upon receipt of the natural gas, rather than being recorded as midstream services revenue. Upon sale of the residue gas and/or NGLs to a third-party customer, we record product sales revenue at the price at which the commodities are sold, with a corresponding cost of sales equal to the cost of the commodities purchased. • For gathering and processing contracts in which there is a commodity purchase and analysis of the contract provisions indicates that control, including the economic benefit, of the natural gas does not pass to us until after the natural gas has been gathered and processed, we consider these contracts to contain performance obligations for our

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 12 services. Accordingly, we consider the satisfaction of these performance obligations as revenue-generating, and we recognize the fees received for satisfying these performance obligations as midstream services revenues as we satisfy our performance obligations. We also evaluate our contractual arrangements that contain a purchase and sale of commodities under the principal/agent provisions. For contracts where we possess control of the commodity and act as principal in the purchase and sale, we record product sales revenue at the price at which the commodities are sold, with a corresponding cost of sales equal to the cost of the commodities when purchased. For contracts in which we do not possess control of the commodity and are acting as an agent, our consolidated statements of operations only reflect midstream services revenues that we earn based on the fees contained in the applicable contract. For our gas gathering agreements, we have determined that control, including the economic benefit, of commodities has passed to us once the commodities have been purchased from the customer. Therefore, we consider the contractually-stated fees to serve as pricing mechanisms that reduce the cost of such commodity purchased upon receipt of the commodity, rather than being recorded as midstream services revenue. For our crude oil gathering agreements, we have determined that control of the commodity does not pass to us, rather remains with the producer at all times. Therefore, we receive, gather, and redeliver crude oil to the producer. We consider these contracts to contain performance obligations for our gathering services, for which we record these crude oil gathering fees as service revenue over time as we satisfy our performance obligation. Because control of the commodity does not pass to us, we do not record crude oil product sales revenue or the corresponding cost of sales. We recognize the fees received for satisfying the performance obligations as midstream services revenues as we satisfy our performance obligations Satisfaction of Performance Obligations and Recognition of Revenue For our commodity sales contracts, we satisfy our performance obligations at the point in time at which the commodity transfers from us to the customer. This transfer pattern aligns with our billing methodology. Therefore, we recognize product sales revenue at the time the commodity is delivered and in the amount to which we have the right to invoice the customer. For our midstream service contracts that contain revenue-generating performance obligations, we satisfy our performance obligations over time as we perform the midstream service and as the customer receives the benefit of these services over the term of the contract. We are utilizing the practical expedient that allows an entity to recognize revenue in the amount to which the entity has a right to invoice, since we have a right to consideration from our customer in an amount that corresponds directly with the value to the customer of our performance completed to date. Accordingly, we continue to recognize revenue over time as our midstream services are

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 13 performed. Cash and Cash Equivalents Cash and cash equivalents include all cash balances and highly liquid investments with an original maturity of three months or less. As of December 31, 2021, and 2020, the Company has cash in its bank accounts that was in excess of federally insured limits. Accounts Receivable Accounts receivable consists of the following (in thousands): Year Ended December 31, 2021 2020 Trade receivables $ 9,131,402 $ 3,174,310 Other receivables - 800,000 Total accounts receivable $ 9,131,402 $ 3,974,310 The Company’s accounts receivable consists mainly of accrued revenue from service revenue and the sale of oil, gas, and NGLs to purchasers. Generally, the Company’s accrued revenues are collected within two months. Collectability is dependent upon the financial wherewithal of each individual counterparty and is influenced by the general economic conditions of the industry. The Company’s receivables are not collateralized. The Company has not experienced significant credit losses in the past, and management has determined outstanding receivables balances to be collectible. The Company determined that no allowance was necessary as of December 31, 2021 and 2020. For the years ending December 31, 2021 and 2020, accounts receivable includes receivables from three customers representing 90% and 89%, respectively, of total accounts receivable. Revenue includes sales to three customers representing 93% and 88% of total revenue for the years ended December 31, 2021 and 2020, respectively. Long Lived Assets Property, Plant and Equipment Property, plant and equipment are recorded at historical cost of construction. The Company also capitalizes expenditures that add system capacity, materially extend the useful life of an asset and enhance its productivity or efficiency from its original design over the expected remaining period of use. Maintenance and repairs that do not add capacity or extend the useful life of an asset are expensed as incurred. Interest costs for material construction projects are capitalized to property, plant, and equipment until the asset is ready for its intended use. The Company bases an asset’s carrying value on estimates, assumptions, and judgments for useful life and salvage value.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 14 Depreciation is recorded on a straight-line basis over an asset’s estimated useful life. Estimates of useful life are based on various factors including manufacturing specifications, technological advances, and historical data concerning useful lives of similar assets. Upon sale or retirement, the carrying value of an asset and its accumulated depreciation is removed from the Consolidated Balance Sheets and the related gain or loss is recognized. Construction in progress is stated at cost, which includes the cost of construction and other direct costs attributable to construction including internal development costs, external financing and interest costs that meet capitalization criteria. Depreciation does not commence on construction in progress until such time as the relevant assets are completed and placed into use. Review of Carrying Value of Long-Lived Assets The Company periodically evaluates whether the carrying value of long-lived assets has been impaired when circumstances indicate the carrying value of those assets may not be recoverable. This evaluation is based on undiscounted cash flow projections. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If the carrying value is not recoverable, the impairment loss is measured as the excess of the asset’s carrying value over its fair value. The Company assesses the fair value of long-lived assets using commonly accepted techniques, and may use more than one method, including, but not limited to, recent third-party comparable sales and discounted cash flow models. Significant changes in market conditions resulting from events such as the condition of an asset or a change in management’s intent to utilize the asset would generally require management to reassess the cash flows related to the long-lived assets. A period of lower commodity prices may adversely affect our estimate of future operating results, which could result in future impairment due to the potential impact on our operations and cash flows. For the years ended December 31, 2021 and 2020, the Company determined there was no impairment of the Company’s long-lived assets. Disposal of Assets When property and equipment is retired, sold, transferred, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations. During 2020, the Company sold its crude and water gathering assets with a net book value of $6,761,412 to a third-party for $13,561,412 in proceeds and the Company recognized a gain on the sale of $6,800,000. During 2021, the Company received additional earn-out payments related to the aforementioned sale in 2020 of its crude and water gathering assets in the amount of $4,200,000, which has been recognized as a gain in the current period statement of operations. Asset Retirement Obligations

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 15 In the ordinary course of our business, we may create asset retirement obligations to remove facilities and equipment on rights-of-way, surface site agreements, and other leased facilities. If and when it is determined that a legal obligation has been incurred, the fair value of any liability would be determined based on estimates and assumptions related to retirement costs, future inflation rates and interest rates. We currently cannot reasonably estimate the fair value of these obligations because the associated assets have an indeterminate life since they are owned and will operate for an indeterminate future period when properly maintained. These assets include pipelines and processing plants. An asset retirement obligation, if any, will be recognized once sufficient information is available to reasonably estimate the fair value of the obligations. As of December 31, 2021, and 2020, we evaluated the need to record any future asset retirement obligations, and in performing this evaluation, we concluded that no future obligations should be recognized. Environmental Matters The Company is subject to various federal, state, and local laws and regulations relating to the protection of the environment. Although the Company believes that it is in material compliance with applicable environmental regulations, the risk of costs and liabilities are inherent in pipeline ownership and operation. Liabilities for loss contingencies, including environmental remediation costs, arising from claims, assessments, litigation, fines and penalties, and other sources are charged to expense when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated. The Company records accruals for environmental liabilities based on management’s best estimates, using all information that is available at the time. The Company measures estimates and base liabilities on currently available facts, existing technology, and presently enacted laws and regulations. When measuring environmental liabilities, the Company also considers other companies’ cleanup experience, and data released by the U.S. Environmental Protection Agency or other organizations. The Company considers unasserted claims when making a determination of environmental liabilities and accrues them in the period they are both probable and reasonably estimable. As of December 31, 2021 and 2020, the Company did not have any environmental accruals. However, the Company can provide no assurances that significant costs and liabilities will not be incurred in the future. The Company is currently not aware of any contingent liabilities that exist with respect to environmental matters. Income Taxes The Company is a limited liability company and therefore is not a tax-paying entity for federal and state income tax purposes. Accordingly, a provision for federal income taxes has not been recorded in the accompanying consolidated financial statements. Taxable income or losses are reflected in the members’ income tax returns in accordance with their ownership percentages.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 16 Recently Issued Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require lessees to recognize a right-of-use asset and a lease liability for all leases that have a term longer than one year. The pronouncements effective date was extended to be effective for annual periods beginning after December 15, 2021, with early adoption permitted. Upon adoption, the Company will recognize a lease liability and corresponding right-to-use asset based on the present value of the minimum lease payments. The right-to-use asset is offset by a corresponding liability. The Company is currently in the process of evaluating the impact on the Company's consolidated financial statements. In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, followed by other related ASUs that provided targeted improvements (collectively “ASU 2016-13”). ASU 2016-13 provides financial statement users with more useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. The standard is effective for the Company on January 1, 2023. The Company is currently assessing the impact of ASU 2016-13 on its consolidated financial statements. 3. PROPERTY, PLANT AND EQUIPMENT Property, plant and equipment consisted of the following as of: Estimated Useful Life December 31, (in years) 2021 2020 Computers and computer software 5 $ 20,792 $ 16,827 Gathering systems 20 168,830,264 158,222,309 Vehicles 5 299,167 313,693 Right of way 20 25,787,405 25,589,566 Total 194,937,628 184,142,395 Less accumulated depreciation (17,829,901) (8,212,681) Construction in progress 14,233,549 13,453,216 Land 1,457,769 1,457,769 Property, plant and equipment, net $192,799,045 $ 190,840,699 Depreciation expense was $9,623,522 and $6,572,572 for the years ended December 31, 2021 and 2020, respectively.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 17 Construction in Progress The Company is expanding one of its compressor stations and constructing additional gathering systems in the DJ Basin of northern Colorado. Construction in Progress includes all construction costs of projects that have not yet been placed into service. 4. COMMITMENTS AND CONTINGENCIES Contingencies In the normal course of business, the Company may be party to litigation and claims from time to time. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of management, the anticipated results of any pending litigation and claims are not expected to have a material effect on the results of operations, the financial position, or the cash flows of the Company. The Company was not involved in any litigation nor is aware of any unasserted claims as of December 31, 2021 and 2020. 5. FAIR VALUE MEASUREMENTS Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then ranks the estimated values based on the reliability of the inputs used following the fair value hierarchy. The three levels of the fair value hierarchy are as follows: Level 1 – Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data. These are inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 3 – Unobservable inputs that are not corroborated by market data and may be used with internally developed methodologies that result in management’s best estimate of fair value. The carrying amount of cash and cash equivalents, accounts receivable, and accounts payable reported on the Consolidated Balance Sheets approximates fair value due to their short-term maturities.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements For the years ended December 31, 2021 and 2020 18 6. SUBSEQUENT EVENTS The Company has reviewed and updated subsequent events through April 28, 2022 the date the consolidated financial statements were available to be issued. There were no other material subsequent events that required recognition or additional disclosure in the consolidated financial statements.